SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                             FORM 8-K


                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


                 Date of Report November 17, 2005
                 (Date of earliest event reported)


                         EACO CORPORATION
        (Exact name of registrant as specified in its charter)


                             Florida
           (State or other jurisdiction of incorporation)

          0-14311                         59-2597349
  (Commission File Number)    (IRS Employer Identification No.)


  2113 Florida Boulevard, Neptune Beach, FL             32266
  (Address principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code (904) 241-9798

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Item 2.02 Results of Operations and Financial Condition

On November 17, 2005, the Company announced operating results for the third quarter of 2005.


Item 9.01.   Financial Statements and Exhibits

             (c)     Exhibits.

             99.     Press Release dated November 17, 2005.

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                            SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EACO Corporation


Date:  March 14,2006        By: /s/ Edward B. Alexander
                            Edward B. Alexander, President/
                            Chief Operating Officer

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